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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 13, 2004

                         OUTDOOR CHANNEL HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          ALASKA                                                 33-0074499
(STATE OR OTHER JURISDICTION                                   (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                                    000-17287
                            (COMMISSION FILE NUMBER)

                      43445 BUSINESS PARK DRIVE, SUITE 113
                           TEMECULA, CALIFORNIA 92590
                            TELEPHONE: (951) 699-4749

  (ADDRESSES AND TELEPHONE NUMBERS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Press release dated August 13, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report on Form 8-K (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Exchange Act of 1933, as amended.

Outdoor Channel Holdings, Inc., an Alaska corporation (the "Company"), issued a press release dated August 13, 2004 (the "Earnings Press Release") announcing its results for the three and six months ended June 30, 2004. The Earnings Press Release is attached as Exhibit 99.1 to this Report on Form 8-K.

SAFE HARBOR STATEMENT

The following information may include forward-looking statements. The Company's actual results could differ materially from those discussed in any forward-looking statements. The statements contained in this report that are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provisions contained in those sections. Such forward-looking statements relate to, among other things:
(1) expected revenue and earnings growth and changes in mix; (2) anticipated expenses including advertising, programming, personnel and others; (3) Nielsen Media Research, which we refer to as Nielsen, estimates regarding total households and cable and satellite homes subscribing to The Outdoor Channel; and
(4) other matters.

These statements involve significant risks and uncertainties and are qualified by important factors that could cause our actual results to differ materially from those reflected by the forward-looking statements. Such factors include but are not limited to: (1) the risk that the previously announced proposed merger involving a subsidiary of Outdoor Channel Holdings and TOC may not close as expected or at all; (2) risks and uncertainties associated with the Company executing its business plan; (3) uncertainty and possible adverse publicity or a negative outcome which could result from the criminal legal proceeding currently pending against Perry T. Massie, the Chairman of the Board and Chief Executive Officer of Outdoor Channel Holdings and the Chairman of the Board and Co-President of TOC concerning a scuba dive in the Alabama River while Mr. Massie was in the process of scouting for a new show for The Outdoor Channel;
(4) competitive factors; (5) the risk that advertising and subscriber revenues may not increase or may in fact decline; (6) the failure to develop or distribute popular shows on The Outdoor Channel; (7) the ability of The Outdoor Channel to attract sports personalities as spokespersons and show hosts that appeal to viewers; (8) the risk that the number of subscribers for The Outdoor Channel may not increase or may in fact decline; (9) the risk of primary satellite failure; (10) the Company's ability to attract and retain key personnel; and other factors which are discussed below under the caption "Risks and Uncertainties." In assessing forward-looking statements contained herein, readers are urged to read carefully all cautionary statements contained in this Form 10-Q and in our other filings with the Securities and Exchange Commission. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements in Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934.


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                                  EXHIBIT INDEX

EXHIBIT             DESCRIPTION
-------             -----------

99.1     Press Release dated August 13, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Outdoor Channel Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         OUTDOOR CHANNEL HOLDINGS, INC.

Date: August 13, 2004                           By: /s/ Perry T. Massie
                                                --------------------------------
                                                Perry T. Massie
                                                Chief Executive Officer